SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) April 5, 2000
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                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

           South Carolina                                      0-18460                                57-0866395
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(State or Other Jurisdiction of Incorporation)         (Commission File Number)         (I.R.S. Employer Identification No.)
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                1402-C Highway 72 Greenwood, South Carolina 29649
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          (Address, Including Zip Code, of Principal Executive Offices)


                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On April 5, 2000, Mid State Bank, a wholly-owned bank of Community Capital Corporation, announced the signing of a letter of intent with The Anchor Bank and Anchor Financial Corporation (collectively "Anchor") concerning the acquisition by Mid State Bank of Anchor's branch office located in Saluda, South Carolina. The transaction is expected to close during the second or third quarter of 2000, pending regulatory approval and other conditions of closing. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 4).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99, News Release, dated April 5, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COMMUNITY CAPITAL CORPORATION



Date: April 5, 2000                               By:/s/ William G. Stevens
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                                                     William G. Stevens
                                                     Chief Executive Officer


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